Exhibit 99.1

Imperial Oil Limited 237 - 4th Avenue S.W. Calgary, AB T2P 0H6	News Release

Imperial Oil Limited files a Form 8-K

Toronto, May 26, 2011 — Imperial Oil Limited has filed a Form 8-K with an update on Imperial’s major business lines and strategies, to be presented to an investment-community audience in Toronto today. The Form 8-K is available on the EDGAR website at www.sec.gov/edgar and on the SEDAR website at www.sedar.com.

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FOR MORE INFORMATION, CONTACT:

Mark Stumpf	Pius Rolheiser
Investor Relations	Public Affairs
Imperial Oil Limited	Imperial Oil Limited
(403) 237-4537	(403) 237-2710